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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) - SEPTEMBER 23, 1999
                                                   ------------------

                           PACIFIC COMMUNITY BANKING GROUP
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

          CALIFORNIA                 333-76401               33-0778067
---------------------------      ----------------      -------------------
(Name or other jurisdiction      (Commission File           (IRS Employer
     of incorporation)                Number)            Identification No.)


23332 MILL CREEK DRIVE, SUITE 230, LAGUNA HILLS, CALIFORNIA         92653
-----------------------------------------------------------       ----------
        (Address of principal executive officer)                  (Zip Code)


(Registrants' telephone number, including area code) -- (949) 460-4540
                                                        --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.   OTHER EVENTS

          On September 8, 1999, Pacific Community Banking Group (the "Company") announced that the Agreements with The Bank of Hemet, Riverside, California, and Valley Bank, Moreno Valley, California, have been terminated by the respective banks at the expiration of the agreement period.

          The Agreements provided for the acquisition of both banks by the Company and payment of each Bank's shareholders upon consummation of the mergers. The merger consideration was to be funded in part by proceeds from the initial public offering of the Company Stock through a firm commitment underwriting and public offering.

          Attached is the form of the press release that was issued by Pacific Community Banking Group on September 8, 1999.


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Item 7.   FINANCIAL STATEMENT AND EXHIBITS

(c)  Exhibits

99(1)     Copy of Press Release.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PACIFIC COMMUNITY BANKING GROUP


Dated:  September 22, 1999       By: /s/ E. Lynn Caswell
                                     -------------------------------------
                                     E. Lynn Caswell
                                     President and Chief Executive Officer


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